Lock-Up Agreement - First Union

                                November 7, 2005

Bear, Stearns & Co. Inc.
Credit Suisse First Boston LLC
   As Representatives of the several
   Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                  Newkirk Realty Trust, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed initial public offering (the "Offering") by Newkirk Realty Trust, Inc., a Maryland corporation (the "Company"), of its common stock, $.01 par value (the "Stock").

      In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, except as otherwise provided herein without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the Lock-Up Period (as hereinafter defined), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration.

      As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security held by the undersigned immediately following the Offering including, without limitation, units of limited partnership interest in The Newkirk Master Limited Partnership, a Delaware limited partnership (the "Partnership"). As used herein, the term "Lock-Up Period" means the period from the date hereof until the earlier of (i) the third anniversary of the effective date of the Offering and (ii) the date of termination or expiration of the Advisory Agreement among the Company, the Partnership and NKT Advisors LLC.

      Notwithstanding the foregoing:

            (i) if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant with Rule 139 of the Securities Act then in effect and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act;

            (ii) the undersigned shall be permitted to pledge Relevant Securities in connection with a loan obtained by the undersigned so long as the principal amount of such loan is no greater than 35% of the value of all Relevant Securities held by the undersigned. For purposes hereof, the value of the Relevant Securities shall be calculated assuming the value of each Relevant Security is the Offering price of the Stock, adjusted for stock splits; and

            (iii) the undersigned shall be permitted to transfer or otherwise assign Relevant Securities to an affiliate of the undersigned provided that such affiliate agrees to be bound by the terms of this Agreement.

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, except as contemplated in the final prospectus for the Offering, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

      The Agreement may be terminated by (i) Bear, Stearns & Co. Inc. on behalf of the several Underwriters at any time, in whole or in part, (ii) the undersigned upon the earlier of (A) January 15, 2006 if the underwriting agreement in respect of the Offering has not been executed by the parties thereto prior to such date, or (B) the abandonment of the Offering and the termination of the underwriting agreement (other than the provisions thereof that survive termination) in respect of the Offering in accordance with its terms.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                              Very truly yours,

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS

                                              By
                                                 -------------------------------
                                                 Peter Braverman
                                                 President

                [signature page to First Union Lock-up agreement]


                                       3